UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2016

ARNO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52153	52-2286452
(Commission File Number)	(IRS Employer
Identification No.)

200 Route 31 North, Suite 104
Flemington, NJ 08822

(Address of principal executive offices and Zip Code)

(862) 703-7170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 15, 2016, Arno Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified therein (the “Purchasers”) pursuant to which the Company agreed to sell, and the Purchasers agreed to purchase, an aggregate of 7,929,993 units of the Company’s securities (the “Units”), at a per unit price of $0.35, with each unit consisting of one share of the Company’s common stock (the “Shares”) and a five-year warrant to purchase, at an exercise price of $0.4375 per share, one-half share of the Company’s common stock, rounded down to the nearest whole share (the “Warrant Shares”). The Company closed on the purchase and sale of 6,501,423 Units on August 15, 2016, resulting in aggregate gross proceeds of approximately $2.28 million. The closing on the sale of the remaining 1,428,570 Units subject to the Purchase Agreement (for an aggregate gross purchase price of approximately $500,000) is subject to the satisfaction of customary closing conditions, including the effectiveness of a registration statement under the Securities Act of 1933, as amended, covering the resale by the Purchasers of the Shares and Warrant Shares. In addition to such conditions, the Purchase Agreement contains such other customary representations, warranties and covenants by each of the Company and the Purchasers.

The Purchasers included two entities affiliated with directors of the Company: an entity affiliated with Arie S. Belldegrun, M.D., the Company’s Chairman of the Board (purchased Units with an aggregate purchase price of $250,000); and entities affiliated with Pontifax (purchased $250,000 of Units), of which Tomer Kariv, a director of the Company, is affiliated. All such officers and directors made such investment on the same terms as all other Purchasers under the Purchase Agreement.

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the complete form of agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Terms of the Warrants

Under the terms of the Purchase Agreement, each Purchaser received a Series F Common Stock Purchase Warrant (the “Warrants”). The Warrants are exercisable for a period of 5 years from the issuance date at an initial exercise price of $0.4375 per share, subject to adjustment for stock splits, combinations, recapitalization events and certain dilutive issuances (as described below). The Warrants are required to be exercised for cash, provided that if during the term of the Warrants there is not an effective registration statement under the Securities Act covering the resale of the shares issuable upon exercise of the Warrants, then the Warrants may be exercised on a cashless (net exercise) basis.

The foregoing summary of the Warrants is qualified in its entirety by reference to the complete form of the Warrants, a copy of which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

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Registration Rights Agreement

In connection with the entry into the Purchase Agreement, and as contemplated thereby, on August 15, 2016, the Company also entered into a Registration Rights Agreement with the Purchasers. Pursuant to the terms of the Registration Rights Agreement, the Company agreed to file within 60 days of the date of the agreement, a registration statement under the Securities Act covering the resale of the Shares (the “Registration Statement”), and to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter, but not later than 120 days following the date of the Registration Rights Agreement (the “Effectiveness Date”). If the Company does not file the Registration Statement by the Filing Date or obtain its effectiveness by the Effectiveness Date, then the Company is required to pay liquidated damages to the Purchasers in an amount equal to 1% of the aggregate purchase price paid by such Purchaser for the Shares per month until the Registration Statement is filed or declared effective, as applicable, subject to a maximum of 10% of the aggregate purchase price paid by each Purchaser for the Units. The Company is required to maintain the effectiveness of the Registration Statement until all of the shares covered thereby are sold or may be sold pursuant to Rule 144 under the Securities Act without volume or manner-of-sale restrictions and without the requirement that the Company be in compliance with the current public information requirements of Rule 144.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the complete form of such agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 3.02.     Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference. The offer and sale of the Shares and Warrants pursuant to the terms of the Purchase Agreement constituted a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, in accordance with Regulation D promulgated thereunder.  The Shares and Warrants offered and sold pursuant to the Purchase Agreement have not been registered under the Securities Act of 1933, as amended or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. As described under Item 1.01, above, the Company has agreed to file a registration statement with the Commission covering the resale of the Shares.

Item 8.01.     Other Events.

After giving effect to the issuances of shares of the Company’s common stock pursuant to the Purchase Agreement, as of the close of business on August 15, 2016 and after giving effect to only the initial closing under the Purchase Agreement, the Company has approximately 48,064,036 shares of its common stock issued and outstanding.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

4.1	Form of Series F Common Stock Purchase Warrant.
10.1	Form of Securities Purchase Agreement dated August 15, 2016, among the Company and the Purchasers named therein.
10.2	Form of Registration Rights Agreement dated August 15, 2016, among the Company and the Holders identified therein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2016

Arno Therapeutics, Inc.

By:	/s/ Alexander Zukiwski
Alexander Zukiwski, M.D.
Chief Executive Officer

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Index to Exhibits Filed with this Report

Exhibit No.	Description

4.1	Form of Series F Common Stock Purchase Warrant.
10.1	Form of Securities Purchase Agreement dated August 15, 2016, among the Company and the Purchasers named therein.
10.2	Form of Registration Rights Agreement dated August 15, 2016, among the Company and the Holders identified therein.